                                 SONORA PLAZA
                           -------------------------
                                   (PROJECT)

                               COST U LESS, INC.
                          --------------------------
                                   (TENANT)


                                     LEASE


                               TABLE OF CONTENTS
                               -----------------

                                                                  PAGE
                                                                  ----
 1.   PREMISES...............................................     1
 2.   TERM...................................................     1
 3.   RENT...................................................     1
 5.   LATE CHARGES...........................................     5
 6.   INTEREST ON PAST-DUE OBLIGATIONS.......................     5
 7.   USE....................................................     5
 8.   UTILITIES AND SERVICES.................................     6
 9.   MAINTENANCE AND REPAIR.................................     6
10.   ALTERATIONS............................................     6
11.   MECHANICS' LIENS.......................................     7
12.   INSURANCE AND INDEMNITY................................     7
13.   WAIVER OF SUBROGATION..................................     8
14.   DAMAGE OR DESTRUCTION..................................     8
15.   CONDEMNATION...........................................     9
16.   ASSIGNMENT AND SUBLETTING..............................     9
17.   HAZARDOUS MATERIALS....................................     10
18.   DEFAULT................................................     11
19    SUBORDINATION..........................................     12
20.   NOTICES................................................     13
21.   ATTORNEYS' FEES........................................     13
22.   ESTOPPEL CERTIFICATE...................................     13
23.   LANDLORD'S LIABILITY...................................     13
24.   BROKERS................................................     13
25.   LANDLORD'S ACCESS......................................     13
26.   EXAMINATION OF LEASE...................................     14
27.   RECORDING..............................................     14
28.   SURRENDER OF PREMISES; HOLDING OVER....................     14
29.   COMMON AREA AND FACILITIES.............................     14
30.   SIGNS..................................................     15
31.   MERGER.................................................     16
32.   QUIET POSSESSION.......................................     16
33.   SECURITY MEASURES......................................     16
34.   LANDLORD'S RESERVATIONS................................     16
35.   EASEMENTS..............................................     16
37.   GENERAL PROVISIONS.....................................     16

      FLOOR PLANS............................................     EXHIBIT "A"
      LEASE SUMMARY..........................................     EXHIBIT "B"
      RULES AND REGULATIONS..................................     EXHIBIT "C"

________________________________________________________________________________

     _______Management           ________Leasing               ________Legal
________________________________________________________________________________

                                     LEASE
                                     -----

     This Lease is dated as of August __, 1993, by and between INMOSTRAT CORPORATION, a Delaware corporation ("Landlord"), and COST U LESS, INC., a Hawaii corporation ("Tenant"), who agree as follows:

     1.   Premises
          --------

          Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, upon the terms and conditions hereof, those certain premises (the "Premises") shown on the plan attached hereto as Exhibit "A", and further described in the Lease Summary attached hereto as Exhibit "B". The Premises are a portion of the retail center commonly known as Sonora Plaza located at 708 - 824 East Mono Way, California Highway 108, Sonora California, which retail center, including all buildings and other improvements and appurtenances, is hereinafter referred to as the "Project". A legal description of the Project is set forth in Exhibit "A" hereto.


     2.   Term.
          ----

          The term of this Lease shall be as specified in Exhibit "B" hereof and shall commence upon the "Commencement Date" shown on Exhibit "B" hereto.

     3.   Rent.
          ----

          3.1  Base Rent.  Tenant shall pay to Landlord as basic monthly rental
               ---------
for the Premises the amount set forth in Item 4 of Exhibit "B" hereto (the "Base Rent"), without offset or deduction, in advance on the first day of each month. Rent for any period during the term hereof which is for less than one month shall be prorated based upon a 30-day month. Rent shall be payable in lawful money of the United States to Landlord at the address set forth in Exhibit "B" hereto, or at such other places as Landlord may designate in writing.

          3.2. Percentage Rent.
               ---------------

          (a) In addition to the Base Rent, Tenant shall pay to Landlord at the time and in the manner herein specified percentage rent equal to the amount set forth in Item 5 of Exhibit "B" hereto (the "Percentage Rent"). The Percentage Rent shall be computed monthly and on or before the fifteenth (15th) day immediately following the end of each calendar month falling entirely within the term hereof, Tenant shall pay to Landlord an amount equal to N/A% of the amount by which Tenant's Net Sales during such month exceeds that month's pro rata portion of the Annual Breakpoint (as such term is defined in Item 5 of Exhibit "B"). Within thirty (30) days after the end of each calendar year and after the end of the term hereof, there shall be determined the net sales of Tenant during the year and thereupon an adjustment shall be made with respect to Percentage Rent for such year to the end that if Tenant's obligation for Percentage Rent, calculated on an annual basis, is less than the Percentage Rent actually paid by Tenant for that year, the excess shall be applied toward subsequent installments of Percentage Rent falling due, or, if the term of this Lease has expired, Tenant shall be entitled to a refund forthwith of the excess amount paid. If Tenant shall have paid Percentage Rent in an amount less than the Percentage Rent due, as calculated on an annual basis, then Tenant shall forthwith pay such difference. Tenant's net sales for any period during which Tenant does not continuously and uninterruptedly conduct its business shall be deemed to be the greater of Tenant's net sales for (i) such period or (ii) the corresponding period of the preceding calendar year.

          (b) Tenant shall furnish to Landlord an annual statement of Net Sales thirty (30) days after the close of each year. Such statements shall be signed and certified by Tenant and shall be accompanied by any Percentage Rent owed by Tenant.

          (c) Tenant shall keep full and accurate books and records of the Net Sales as hereinafter defined including the Net Sales of any subtenant, licensee or concessionaire) for a period of two (2) years after the close of each year. Such books and records shall include, but not be limited to, such records which would normally be examined and required to be kept by an independent certified public accountant pursuant to accepted auditing standards in performing an audit of Tenant's gross sales and all income, sales and occupation tax returns. Tenant shall install in the Premises cash registers of a type acceptable to and approved by Landlord, and such cash registers shall be equipped with a cumulative totaling device which shall be sealed. Tenant shall cause all sales in, upon or from the Premises to be registered upon said cash registers. The receipt by Landlord of any statement or any payment of Percentage Rent for any period shall not bind it as to the correctness of the statement or the payment. Within two
(2) years after the receipt of any such statement, Landlord at any time shall be entitled to an audit of such Net Sales either by Landlord or by a certified public accountant to be designated by Landlord. If it shall be determined as a result of such audit, which shall be binding upon both Landlord and Tenant, that there has been a deficiency in the payment of Percentage Rent, then such deficiency shall become immediately due and payable with interest from the date when said payment should have been made at a rate equal to three percent in excess of the prime rate as established from time to time by First Interstate Bank of California. If such audit shall disclose any wilful or substantial inaccuracies, this Lease may thereupon be cancelled and terminated at the option of Landlord. In any event, if Tenant's statement for the pertinent year shall have understated net sales by more than two percent (2%), then the Tenant shall pay all of Landlord's reasonable costs and expenses connected therewith, including the cost of the audit. Any information gained from such statements or inspection shall be confidential; provided, however, that such information may
                                  --------  -------
be disclosed in connection with any litigation between the parties and may be disclosed to any prospective purchaser or any lender or prospective lender for the Project upon the condition that such purchaser or lender guard the confidentiality of the information.

          (d) "Net Sales" of Tenant is defined to be the gross selling price of all merchandise or services sold in or from the Premises by the Tenant, its subtenants, licensees and concessionaires, whether for cash or on credit and whether made by store personnel or by vending machines, excluding therefrom the following:

                 (i) The selling price of all merchandise returned by customers and accepted for full credit or the amount of discounts and allowances made thereon;

                 (ii) Goods returned to sources or transferred to another store or warehouse owned by or affiliated with Tenant;

                 (iii) Sums and credits received in the settlement of claims for loss of or damage to merchandise;

                 (iv) The price allowed on all merchandise traded in by customers for credit or the amount of credit for discounts and allowances made in lieu of acceptance thereof;

                 (v)     Alteration workroom charges and delivery charges;

                 (vi) Cash refunds made to customers in the ordinary course of business, but this exclusion shall not include any amount paid or payable for what are commonly referred to as trading stamps;

                 (vii) Interest, service or sales carrying charges or other charges, however denominated, paid by customers for extension of credit on sales where not included in the merchandise sales price;

                 (viii) Receipts from public telephones, stamp machines, or public toilet locks;

                 (ix) Gift certificates, or like vouchers, until such time as the same shall have been converted into sale by redemption;

                 (x) Sales taxes, so-called luxury taxes, consumers' excise taxes, gross receipts taxes and other similar taxes now or hereafter imposed upon the sale of merchandise or services, but only if collected separately from the selling price of merchandise or services and collected from customers;

                 (xi) Sales of fixtures, equipment or property which are not stock in trade.

All sales originating at the Premises shall be considered as made and completed therein, even though bookkeeping and payment of the account may be transferred to another place for collection and even though actual filling of the sale or service order and actual delivery of the merchandise may be made from a place other than the Premises. Each sale upon installment of credit or layaway shall be treated as a sale for the full price in the month during which the said sale shall be made, irrespective of the time when Tenant shall receive payment from its customers, and no deduction shall be allowed for uncollectible payments or uncollectible credit accounts.

          3.3.   Additional Rents.
                 ----------------

                 For each calendar year during the term hereof, Tenant shall pay to Landlord, as additional rents, Tenant's Share (as defined below) of:

          (a) the Real Property Taxes (as defined below) for such calendar year;

          (b) the Common Area Operating Expenses (as defined below) for such calendar year; and

Tenant shall also pay the aggregate amount of Personal Property Taxes (as defined below), and any value added tax, excise, sales or privilege tax which are imposed or levied by any governmental agency upon Landlord on account of this Lease or the rental paid hereunder.

Said categories of additional rents are mutually exclusive and may be billed separately or in any combination as determined by Landlord. All amounts payable by Tenant under this Paragraph 3.3 shall be collectively referred to as "Additional Rents".

          3.3.1      Definitions:
                     -----------

          (a) "Tenant's Share" is defined, for purposes of this Lease, as the percentage determined by dividing the approximate rentable square footage of the Premises by the total approximate rentable square footage contained in the Project, except that, where a certain item is not attributable to all tenants because a particular tenant has provided for certain service at that Tenant's own expense with Landlord's consent, then in that event Landlord shall determine a different proportion, as appropriate, from the proportion described above. Set forth in Exhibit "B" hereto is a calculation of Tenant's Share based on the current size of the Premises and the Project. It is understood and agreed that the square footage figures set forth in Exhibit "B" are approximations which Landlord and Tenant agree are reasonable and shall not be subject to revision except in connection with an actual change in the size of the Premises or a change in the space available for lease in the Project.

          (b) "Real Property Taxes" is defined as all real property taxes and assessments, general or special, ordinary or extraordinary (computed as if paid in permitted installments regardless of whether actually so paid), and other governmental levies imposed upon or with respect to the Project, together with any tax on or measured by gross rentals received from the rental of space in the Project.

          (c) "Common Area Operating Expenses" is defined, for purposes of this Lease, as all costs, if any, incurred by Landlord for:

                    (i) The operation, repair and maintenance, in neat, clean, good order and condition, of the Common Areas (as defined in Section 29 of this Lease), including (without limitation) parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, curbs, signs, drainage systems, landscaped areas, striping, bumpers, irrigation systems, common area lighting facilities and fences and gates;

                    (ii)    Trash disposal services;

                    (iii)   Tenant directories;

                    (iv) Fire detection systems, including sprinkler system maintenance and repair;

                    (v)     Security services, including any legal fees;

                    (vi) Painting and repainting of exterior walls, striping, sealing and paving and repaving of all parking and driving areas;

                    (vii)   Seasonal decorations and promotion of the Project;

                    (viii) Dues and assessments of any property owners' association;

                    (ix) Property management services (which shall not be in excess of 5% of gross rent collected) and any other service to be provided by Landlord hereunder; and

                    (x)     Water, gas and electricity to service the Common
Areas.

In addition, "Common Area Operating Expenses" shall include all expenses incurred in connection with any additional land made available for parking or other common purposes.

                    Notwithstanding anything to the contrary contained herein, Common Area Operating Expenses shall not include any of the following:

                    (i) legal fees, auditing fees, brokerage commissions, advertising costs, or other related expenses incurred by Landlord in an effort to generate rental income;

                    (ii) repairs, alterations, additions, improvements, or replacements made to rectify or correct any defect in the original design, materials or workmanship of the Project or Common Areas (but not including repairs, alterations, additions, improvements or replacements made as a result of ordinary wear and tear);

                    (iii) damage and repairs attributable to fire or other casualty;

                    (iv) damage and repairs necessitated by the negligence or wilful misconduct of Landlord, Landlord's employees, contractors or agents;

                    (v) executive salaries to the extent that such services are not in connection with the management, operation, repair or maintenance of the Project;

                    (vi) Landlord's general overhead expenses not related to the Project;

                    (vii) legal fees, accountant's fees and other expenses incurred in connection with disputes with tenants or other occupants of the Project or associated with the enforcement of the terms of any leases with tenants or the defense of Landlord's title to or interest in the Project or any part thereof unless the outcome is to the financial benefit of all tenants;

                    (viii) costs (including permit, license and inspection fees) incurred in renovating or otherwise improving, decorating, painting or altering (1) vacant space (excluding Common Areas) in the

Project or (2) space for tenants or other occupants in the Project and costs incurred in supplying any item or service to less than all of the tenants in the Project;

                       (ix) costs incurred due to a violation by Landlord or any other tenant of the Project of the terms and conditions of a lease;

                       (x) cost of any specific service provided to Tenant or other occupants of the Project for which Landlord is reimbursed or any other expense for which Lessor is or will be reimbursed by another source (i.e., expenses covered by insurance or warranties);

                       (xi) costs and expenses which would be capitalized under generally accepted accounting principles, with the exception of the cost of cost-saving capital improvements, which shall be amortized over their useful life;

                       (xii) building management fees in excess of the management fees specified hereinabove;

                       (xiii) cost incurred with owning and/or operating the parking lot(s) serving the Project by independent parking operator(s) if a fee is paid for parking;

                       (xiv) fees paid to Landlord or any affiliate of Landlord for goods or services in excess of the fees that would typically be charged by unrelated, independent persons or entities for similar goods and services.

                       (xv) rent called for under any ground lease or master lease; and

                       (xvi) principal and/or interest payments called for under any debt secured by a mortgage or deed of trust on the building.

               (e) "Personal Property Taxes" is defined as all city, county, and other jurisdictional impositions levied upon trade fixtures, furnishings, equipment and all other personal property of Landlord or Tenant (in which case Tenant's Share shall be 100%) on the Premises or otherwise used in connection with the Premises. Tenant shall endeavor to secure from the taxing authorities separate billings of taxes on its trade fixtures, furnishing, equipment and other personal property on the Premises and, in such event, Tenant shall pay such separate assessments in full prior to delinquency.

               3.3.2 Tenant's Share of Real Property Taxes and Common Area Operating Expenses shall be payable by Tenant within ten (10) days after a reasonably detailed statement of actual expenses is presented to Tenant by Landlord. At Landlord's option, however, an amount may be estimated by Landlord from time to time of Tenant's Share of Real Property Taxes and Common Area Operating Expenses and the same shall be payable monthly, as Landlord shall designate, during each twelve-month period of the Lease term, on the same day as the Base Rent is due hereunder. In the event that Tenant pays Landlord's estimate of Tenant's Share of Real Property Taxes and Common Area Operating Expenses as aforesaid, Landlord shall deliver to Tenant within one hundred twenty (120) days after the expiration of each calender year a reasonably detailed statement showing Tenant's Share of the actual Real Property Taxes and Common Area Operating Expenses incurred during the preceding year. If Tenant's payments under this paragraph during said preceding year exceed Tenant's Share as indicated on said statement, Tenant shall be entitled to credit the amount of such overpayment against Tenant's Share of Real Property Taxes and Common Area Operating Expenses next falling due. If Tenant's payments under this paragraph during said preceding year were less than Tenant's Share as indicated on said statement, Tenant shall pay to Landlord the amount of the deficiency within ten
(10) days after delivery by Landlord to Tenant of said statements.

               3.3.3 If Landlord incurs any Personal Property Tax, Landlord shall furnish Tenant a statement showing the amount incurred and Tenant's Share thereof, and Tenant shall pay the stated amount within thirty (30) days after receipt thereof. Tenant shall also pay any value added tax, excise, sales, rental, privilege tax or other similar tax at any time imposed upon the rent payments or any other payments to Landlord hereunder, and such taxes shall be paid by Tenant at the time and in addition to the rent or other payments required under this Lease.

               3.3.4 Tenant agrees to pay as Additional Rent all costs for any additional services, goods or material provided by Landlord or others at Tenant's request, other than those that are Landlord's obligation to provide under this Lease.

               3.3.5 The termination of this Lease shall not terminate Tenant's obligation to pay the Additional Rents for the year in which the Lease terminates. Tenant's obligations for the year of termination shall be prorated as of the date of termination on the basis of a 360-day year. Such prorated amount shall be billed to Tenant when the amount has been computed by Landlord, and Tenant agrees to pay such amount to Landlord within ten (10) days after the date of billing.

               3.3.6 Tenant shall have the right, at Tenant's expense during regular business hours and with prior notice, to inspect Landlord's books and records at Landlord's principal office and verify the basis and computations of any Additional Rents charged to Tenant under this Article 3. It is agreed that, because of Tenant's access to Landlord's books and records, Landlord shall have no obligation to duplicate any portion of Landlord's records or invoices for Tenant. All computations shall be based upon unaudited amounts obtained from Landlord's books and records. If after such inspection and computation, Tenant disputes the amount of Additional Rents owed, a certification as to the proper amount shall be made by Landlord's certified public accountant, which certification shall be final and conclusive. Tenant agrees to pay the cost of such certification unless it is determined that Landlord's original statement overstated the Additional Rents by more than five percent (5%). Failure of Tenant to object in writing to Landlord's basis or computation of any Additional Rents within thirty (30) days after Tenant's receipt of Landlord's invoice shall conclusively constitute Tenant's acceptance of such basis and computation.

          3.3.7 All monetary obligations of Tenant to Landlord under the terms of this Lease, including but not limited to Additional Rents and any other expenses payable by Tenant hereunder, shall be deemed to be rent.

     5.   Late Charges.
          ------------

          Tenant acknowledges that late payment by Tenant to Landlord of Base Rent, Percentage Rent, Additional Rents or other sums due under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult and impractical to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Project. Accordingly, if any installment of Base Rent, Percentage Rent, Additional Rents or any other sum due from Tenant is not received by Landlord or Landlord's designee within five (5) days after such amount is due, Tenant shall pay to Landlord a late charge equal to Fifty Dollars ($50.00) or eight percent (8%) of such overdue amount, whichever is greater. A returned check due to insufficient funds will be treated as a late payment. The parties agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of any late charge by Landlord shall not constitute a waiver of Tenant's default with respect to the overdue amount, or prevent Landlord from exercising any of the other rights and remedies available to Landlord.

     6.   Interest on Past-due Obligations.
          --------------------------------

          Any amount due to Landlord not paid when due shall bear interest from the date due until paid at the rate of ten percent (10%) per annum; provided, however, that interest shall not be payable on late charges pursuant to Article 5.

     7.   Use.
          ---

          7.1  Specific Use. The Premises shall be used and occupied only under
               ------------
the trade name and for the purpose set forth in Item 10 of Exhibit "B" hereto and shall not be used for any other purpose without Landlord's prior written consent.

          7.2  Compliance With Law. Tenant shall, at Tenant's expense, promptly
               -------------------
comply with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements of any fire insurance underwriters or rating bureaus, now in effect or which may hereafter come into effect, during the term of this Lease, relating in any manner to the Premises or the occupation or use by Tenant of the Premises. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants of the Project, or injure or annoy them; nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises or the Project or commit any waste in, on or about the Premises or the Project. In the event Tenant fails to comply with the provisions of this paragraph 7.2 and Landlord should therefore be charged an additional insurance premium, Tenant immediately upon demand shall reimburse Landlord for such additional premium.

          7.3  General Business Use. Tenant agrees to be open for business and
               --------------------
to operate all or substantially all of the Premises throughout the term of this Lease during regular and customary hours for such type of business on all business days. Tenant shall keep its display windows well lighted from dusk until such reasonable time as may be fixed from time to time by Landlord for all of the tenants in the Project unless prevented by causes beyond Tenant's reasonable control. Tenant agrees not to change the advertised name of the business operated in the Premises without the written permission of Landlord. Tenant agrees to conduct its business at all times in a high-class and reputable manner. Tenant covenants that it will not, during the term of this Lease directly or indirectly operate or own any similar type of business within a radius of the number of miles from the location of the Premises which is set forth in Item 11 of Exhibit "B" hereto.

The restriction contained in this paragraph shall apply to any corporation or partnership of which Tenant is a principal shareholder or a partner; and if Tenant is a corporation or partnership, said restriction shall apply to the principal shareholders or to any partners of Tenant. Tenant shall not use the sidewalks adjacent to the Premises for business purposes except ingress and egress without the written consent of Landlord, nor permit the use of any part of the Premises for sleeping apartments or lodging. No auction, distress, going-out-of-business, fire or bankruptcy sales shall be conducted in the Premises without the advance written consent of the Landlord, nor allow carts, portable signs, devices or any other objects to be stored or to remain outside the defined exterior walls and permanent doorways of the Premises. Tenant will not use or operate the Premises so as to emit therefrom any noise, litter, or odor which, in Landlord's reasonable opinion, is obnoxious or otherwise constitutes a public or private nuisance and shall conduct or permit any use or act which unreasonably disturbs or annoys any other tenant of Landlord. In addition, Tenant shall at all times during the Lease term or any extension thereof, comply with all other reasonable rules and regulations at any time or from time to time established by Landlord covering use of the Premises and Common Areas. Tenant further acknowledges that Tenant is familiar with all conditions, restrictions and grants of easement affecting the Premises and agrees to comply with the same so long as they are consistent with the provisions of this Lease.

          7.4  Acceptance of Premises. Tenant acknowledges that it has satisfied
               ----------------------
itself by its own independent investigation that the Premises are suitable for their intended use, and that neither Landlord nor Landlord's agent or agents have made any representation or warranty as to the present or future suitability of the Premises or the Project for the conduct of Tenant's business. Tenant's taking possession or use of the Premises for any purpose shall constitute Tenant's acceptance of the Premises and the Project in their existing condition.

     8.   Utilities and Services.
          ----------------------

          8.1  Tenant to Pay. Tenant shall pay, directly to the appropriate
               -------------
supplier, the cost of all natural gas, heat, light, power, sewer service, telephone, water, refuse disposal and other utilities and services supplied to the Premises. However, if any services or utilities are jointly metered with other premises, Landlord shall make a reasonable determination of Tenant's proportionate share of the cost of such utilities and services and Tenant shall pay such share to Landlord within fifteen (15) days after receipt of Landlord's written statement.

          8.2  Interruptions. There shall be no abatement of rent and Landlord
               -------------
shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service due to riot, strike, labor dispute, breakdown, accident, repair or other cause beyond Landlord's reasonable control or in cooperation with governmental request or directions; provided, however, that if any utility to the Premises should become unavailable for a continuous period in excess of 48 hours, and such unavailability is caused by Landlord or Landlord's employees or agents, all Base Rent shall abate until utility service to the Premises is restored. Landlord agrees to use reasonable efforts to cause the cessation of any such interruption and, to the extent reasonably possible, to effect repairs during non-business hours.

     9.   Maintenance and Repair.
          ----------------------

          9.1  Landlord's Obligations. Landlord shall repair and maintain the
               ----------------------
Common Areas (as defined in Article 29) and the structural portions of the building in which the Premises are located, which structural portions include only the foundations, structural portions of exterior walls (excluding glass and doors) and roof. There shall be no abatement of rent or liability of Landlord on account of any injury or interference with Tenant's business with respect to any improvements, alterations or repairs made by Landlord to the Premises or the Project or any part thereof; provided, however, that if such repairs, alterations or improvements are necessary as a result of any wilful misconduct or negligence of Landlord or Landlord's employees or agents, or if the Premises are rendered unusable by Tenant, all Base Rent shall abate until Tenant's full use of the Premises is restored.

          9.2  Tenant's Obligations. Except as provided in paragraph 9.1, Tenant
               --------------------
at its cost shall keep the Premises in good and sanitary order, condition and repair with ordinary wear and tear excepted. All of Tenant's repairs shall be of a quality and class equal to the original work. If any portion of the Premises or any system or equipment in the Premises which Tenant is obligated to repair cannot be fully repaired, Tenant shall promptly replace such portion of or system or equipment in the Premises, regardless of whether the benefit of such replacement extends beyond the Lease term. Tenant shall also maintain a preventive maintenance contract providing for the regular inspection and maintenance of the heating and air conditioning system by a licensed heating and air conditioning contractor and provide Landlord with copies thereof. Landlord shall have the right, upon written notice to Tenant, to undertake the responsibility for preventive maintenance of the heating and air conditioning system at Tenant's expense. In addition, Tenant shall, at Tenant's expense, repair any damage to the roof, foundation or structural portions of walls caused by Tenant's acts or omissions. It is the intention of Landlord and Tenant that, at all times during the Lease term, Tenant shall maintain the Premises in an attractive, first-class and fully operative condition.

     10.  Alterations.
          -----------

          Tenant shall not make any alterations, additions or improvements in excess of $10,000 to the Premises without Landlord's prior written consent. All proposed alterations, additions or improvements shall be presented to Landlord in written form with detailed plans and working drawings. Any consent given by Landlord shall be deemed conditioned upon Tenant's acquiring all necessary permits. All alterations shall be performed by a contractor approved by Landlord, and shall be completed in compliance with law and the plans and specifications approved by Landlord. Tenant shall give Landlord not less than ten (10) days notice prior to the commencement of any work in the Premises by Tenant, and Landlord shall have the right to post notices of non-responsibility in the Premises as provided by law. Should Tenant make any alterations, improvements, or additions without Landlord's prior approval, or use a contractor not expressly approved by Landlord, Landlord may at any time during the term of this Lease require that Tenant remove any or all such improvements.

     11.  Mechanics' Liens.
          ----------------

          11.1   Tenant's Covenants. Tenant shall pay, when due, all claims for
                 ------------------
labor or materials furnished or alleged to be furnished to or for Tenant at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or the Project.

          11.2   Contest of Lien. Tenant may contest the correctness or the
                 ---------------
validity of any mechanic's lien if, immediately upon demand by Landlord, Tenant procures and records a lien release bond issued by a corporation authorized to issue surety bonds in the jurisdiction in which the Premises are located in an amount equal to the claim of lien. The bond shall provide for the payment of any sum that the claimant may recover on the claim. If a final judgment establishing the validity or existence of a lien for any amount is entered, Tenant shall immediately pay and satisfy the same.

          11.3   Right to Cure. If Tenant shall be in default in payment of any
                 -------------
mechanic's lien claim and shall not have given Landlord security to protect the Premises, the Project, and Landlord from liability for such claim of lien, Landlord may, but shall not be required to, pay said claim and any costs. The amount so paid, together with reasonable attorneys' fees and court costs incurred in connection with the release of such lien and/or the defense in a foreclosure action, shall be immediately due and owing from Tenant to Landlord, and Tenant shall pay the same to Landlord with interest at the maximum lawful rate from the date of Landlord's payment.

     12.  Insurance; Indemnity.
          --------------------

          12.1   Tenant's Insurance. Tenant shall, at Tenant's expense, obtain
                 ------------------
and keep in force during the term of this Lease:

          (a) Comprehensive general liability insurance with broad form general liability endorsement, in an amount of not less than $1,000,000 per occurrence of bodily injury and property damage combined, and shall insure Tenant with Landlord as an additional insured against liability arising out of the use, occupancy or maintenance of the Premises. Compliance with the above requirement shall not, however, limit the liability of Tenant hereunder.

          (b) Worker's compensation coverage as required by law, together with employer's liability coverage, with a limit of not less than $500,000.

          (c) Replacement cost fire and extended coverage insurance, with vandalism and malicious mischief, sprinkler leakage and earthquake sprinkler leakage endorsements, in an amount sufficient to cover not less than 100% of the full replacement cost, as the same may exist from time to time, of all Tenant's personal property, fixtures, equipment, and tenant improvements.

          12.2   Insurance Policies. Tenant shall deliver to Landlord copies of
                 ------------------
liability insurance policies required under (a) above, or certificates evidencing the existence and amounts of such insurance, within seven (7) days after the Commencement Date. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Landlord. Tenant shall, prior to the expiration of such policies, furnish Landlord with evidence of renewals thereof.

          12.3   No Representation of Adequate Coverage. Landlord makes no
                 --------------------------------------
representation that the limits or forms of coverage of insurance specified in this Article 12 are adequate to cover Tenant's property or obligations under this Lease.

          12.4   Hazard Insurance. During the Lease term, Landlord shall
                 ----------------
maintain policies of insurance covering loss of or damage to the Premises in such amount or percentage of replacement value as Landlord or its insurance adviser deems reasonable in relation to the age, location, type of construction and physical condition of the Premises and the availability of such insurance at reasonable rates. Such policies shall provide protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk), sprinkler leakage, earthquake sprinkler leakage, and Inflation Guard endorsement, and any other perils (except flood and earthquake, unless required by any lender holding a security interest in the Premises) which Landlord deems necessary. Tenant shall pay the Tenant's Share of the premiums for the insurance policies maintained under this paragraph 12.4.

          12.5   Indemnity. Tenant shall indemnify and hold harmless Landlord
                 ---------
and Landlord's directors, officers, employees, agents, guests, invitees, and lenders from and against all losses, claims, costs, damage, liability or expenses, including but not limited to reasonable attorneys' fees, arising out of any and all injuries to or death of any person or damage to any property arising out of any occurrence on or in the Premises, except to the extent caused by the wilful misconduct or negligence of Landlord, or arising from any breach or default in the performance of any of Tenant's obligations under this Lease, or arising from any act or omission of Tenant or Tenant's directors, officers, contractors, customers, invitees, employees. If any action or proceeding is brought against Landlord by reason of any such matter, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord and Landlord shall cooperate with Tenant in such defense. Landlord need not have first paid any such claim in order to be so indemnified. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property of Tenant or injury to persons, in, upon or about the

Premises or the Project arising from any cause and Tenant hereby waives all claims in respect thereof against Landlord.

          12.6 Landlord hereby indemnifies and agrees to hold Tenant harmless from and to defend Tenant against any and all claims of liability for any injury or damage to any person or property whatsoever occurring in, on or about the Premises or the Project, to the extent such injury or damage is caused by the neglect, fault or omission of any duty with respect to the same by Landlord, its agents, contractors, employees or invitees. Landlord further indemnifies and agrees to hold Tenant harmless from and against any and all claims arising from any breach or default in the performance of any obligation on Landlord's part to be performed under the terms of this Lease or arising from any act or negligence of Landlord or any of its agents, contractors, employees or invitees from and against all reasonable costs, attorneys' fees, expenses and liabilities incurred in or about any such claim or any action or proceeding brought thereon.

     13.  Waiver of Subrogation.
          ---------------------

          As long as their respective insurers so permit, Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage and other property insurance policies existing for the benefit of the respective parties. Each party shall obtain any special endorsements, if required by their insurer, to evidence compliance with such waiver.

     14.  Damage or Destruction.
          ---------------------

          14.1 Landlord's Obligation to Rebuild. If the Premises are damaged or
               --------------------------------
destroyed, Landlord shall promptly and diligently repair the Premises unless Landlord has the right to terminate this Lease as provided in paragraph 14.2 below and Landlord elects to so terminate.

          14.2 Landlord's Right to Terminate. Landlord shall have the right to
               -----------------------------
terminate this Lease following damage to or destruction of the Premises or the Project if any of the following occurs: (i) insurance proceeds, together with additional amounts Tenant agrees to contribute, are not available to Landlord to pay one hundred percent (100%) of the cost to fully repair the damaged Premises and the Project; (ii) more than fifty percent (50%) of the rentable square feet of the Project is damaged or destroyed, or the Project is damaged or destroyed to the extent of more than one-third (1/3) of the replacement cost thereof, notwithstanding that the Premises may have sustained little or no damage; (iii) the Premises cannot, in Landlord's reasonable opinion, be fully repaired by Landlord within one hundred eighty (180) days after the date of the damage or destruction; (iv) the Premises cannot be safely repaired because of the presence of hazardous factors, including, but not limited to, earthquake faults, radiation, chemical waste and other similar dangers; (v) the then existing laws do not permit the Premises to be restored to substantially the same condition as they were in immediately before destruction; (vi) the Premises are destroyed or damaged during the last two (2) years of the term of this Lease; or (vii) Tenant is in default under the terms of this Lease at the time of such damage or destruction.

          If Landlord elects to terminate this Lease, Landlord shall give Tenant written notice of its election to terminate within thirty (30) days after it has knowledge of such damage or destruction, and this Lease shall terminate fifteen
(15) days after the date Tenant receives such notice. If this Lease is terminated, Landlord shall, subject to the rights of its lenders, be entitled to receive and retain all the insurance proceeds resulting from such damage, except for those proceeds payable under policies obtained by Tenant which specifically insure Tenant's personal property. If Landlord elects not to terminate the Lease, Landlord shall, as soon as reasonably possible and to the extent the required materials and labor are readily available through usual commercial channels, repair such damage, and this Lease shall continue in full force and effect.

          If the Premises shall be destroyed or rendered untenantable and Landlord fails to commence the restoration within 60 days after the casualty occurs or fails to complete the restoration within 180 days after the casualty occurs or the casualty occurs during the last 2 years of the Lease term, Tenant may terminate this Lease upon written notice to Landlord.

     14.3 Limited Obligation to Repair. Landlord's obligation, should it elect
          ----------------------------
or be obligated to repair or rebuild, shall be limited to the Premises and Tenant shall, at its expense, replace or fully repair all Tenant's personal property and any alterations paid for by Tenant existing at the time of such damage or destruction. Tenant shall replace or repair all exterior signs, trade fixtures, equipment, display cases and other personal property installed by Tenant in the Premises immediately upon Landlord's completion or restoration of the Premises.

     14.4 Abatement of Rent. In the event of repair or restoration by Landlord
          -----------------
as herein provided, rent shall be abated proportionately with the degree to which the operation of Tenant's business from the Premises is impaired during the period of such repair or restoration. Such abatement shall commence upon such damage or destruction and end upon substantial completion by Landlord of the repair or reconstruction which Landlord is obligated or undertakes to do. Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the Premises, damage to Tenant's personal property or any inconvenience occasioned by such damage, repair or restoration unless such loss or damage is a result of the negligence or wilful misconduct of Landlord or Landlord's employees or agents. Unless Landlord elects to terminate this Lease, this Lease shall remain in full force and effect.

          14.5 Replacement Cost. The determination in good faith by Landlord of
               ----------------
the estimated cost of repair of any damage, the replacement cost, or the time period required for repair shall be conclusive for purposes of this Article 14.

     15.  Condemnation.
          ------------

          15.1 Taking. The term "Taking", as used in this Article 15, shall mean
               ------
an appropriation or taking under the power of eminent domain by any public or quasi-public authority or a voluntary sale or conveyance in lieu of condemnation but under threat of condemnation.

          15.2 Total Taking. In the event of a Taking of the entire Premises,
               ------------
this Lease shall terminate and expire as of the date possession is delivered to the condemning authority and Landlord and Tenant shall each be released from any liability accruing pursuant to this Lease after such termination.

          15.3 Partial Taking. If there is a Taking of a portion of the
               --------------
Premises, this Lease shall remain in effect, except that if more than twenty-five percent (25%) of the total number of square feet in the Premises is taken, or if the remaining portion of the Premises is rendered unsuitable for Tenant's continued use of the Premises, either Landlord or Tenant may terminate this Lease by giving written notice of such election within thirty (30) days after Landlord gives Tenant written notice of such partial Taking, and in which event this Lease shall terminate as of the date the condemnation authority takes possession of the Premises. In the event of a partial Taking which does not result in the termination of this Lease, on the date of such Taking rent shall be reduced in the proportion that the number of square feet in the Premises taken bears to the total number of square feet in the Premises, and Tenant at its cost shall accomplish all necessary restoration.

          15.4 Award. Any award for the Taking of all or any part of the
               -----
Premises or the Project shall be the property of Landlord, except that Tenant shall be entitled to any separate award for loss of or damage to Tenant's trade fixtures, removable personal property and unamortized tenant improvements that have been paid for by Tenant. For that purpose, the cost of such improvements shall be amortized over the original term of this Lease excluding any options.

          15.5 Temporary Taking. No temporary taking of the Premises or of
               ----------------
Tenant's rights under this Lease shall terminate this Lease or give Tenant any right to abatement of rent. Any award made to Tenant by reason of such temporary taking shall belong entirely to Tenant.

     16.  Assignment and Subletting.
          -------------------------

          16.1 Prohibition. Tenant shall not voluntarily or by operation of law
               -----------
assign, mortgage, sublet, or otherwise transfer or encumber all or any part of Tenant's interest in the Lease, or in the Premises, without Landlord's prior written consent, which consent shall not be unreasonably withheld. Any purported assignment or subletting contrary to the provisions hereof without consent shall be void. "Transfer" within the meaning of this Article 16 shall include the transfer or transfers aggregating: (a) if Tenant is a corporation, more than fifty percent (50%) of the voting stock of such corporation, or (b) if Tenant is a partnership, more than fifty percent (50%) of the profit and loss participation in such partnership. As Additional Rent hereunder, Tenant shall reimburse Landlord for actual legal and other expenses incurred by Landlord in connection with any request by Tenant for consent to any assignment or subletting; provided, however, that such expenses do not exceed $2,500. In connection with any proposed assignment or sublease, Tenant shall submit to Landlord in writing (i) the name of the proposed assignee or subtenant; (ii) such information as to such assignee's or subtenant's financial responsibility and standing as Landlord may reasonably require; (iii) the proposed use of the Premises by such assignee or subtenant; (iv) all of the terms and conditions upon which the proposed assignment or subletting is to be made; and (v) an instrument of assignment or sublease wherein such assignee or subtenant assumes all of Tenant's obligations hereunder and agrees to be bound by the terms hereof.

          16.2 If Tenant assigns or subleases, the following shall apply:

               (i) Tenant shall pay to Landlord as Additional Rent under this Lease 50% of the Profit (defined below) on such transaction as and when received by Tenant, unless Landlord gives written notice to Tenant and the assignee or subtenant that Landlord's share of the Profit shall be paid by the assignee or subtenant to Landlord directly. The "Profit" means (A) all amounts paid to Tenant for such assignment or sublease, including "key" money, monthly rent in excess of the monthly rent payable under this Lease, and all fees and other consideration paid for the assignment or sublease, including fees under any collateral agreements, less (B) costs and expenses directly incurred by Tenant in connection with the execution and performance of such assignment or sublease for real estate broker's commissions and costs of renovation or construction of tenant improvements required under such assignment or sublease. Tenant is entitled to recover such costs and expenses before Tenant is obligated to pay Landlord's share of the Profit to Landlord. The Profit in the case of a sublease of less than all the Premises is the rent allocable to the subleased space as a percentage on a square footage basis.

               (ii) Tenant shall provide Landlord a written statement certifying all amounts to be paid from any assignment or sublease of the Premises within thirty (30) days after the transaction documentation is signed, and Landlord may inspect Tenant's books and records to verify the accuracy of such statement. On written request, Tenant shall promptly furnish to Landlord copies of all the transaction documentation, all of which shall be certified by Tenant to be complete, true and correct. Landlord's receipt of Landlord's share of the Profit shall not be a consent to assignment or subletting. The breach of Tenant's obligation under this paragraph shall be a material default of this Lease.

          16.3 Scope. If this Lease is assigned, or if the Premises or any part
               -----
thereof is sublet or occupied by any person other than Tenant, Landlord may collect rent from the assignee, subtenant or occupant and apply the net amount collected to the rent under this Lease and apply any excess rent so collected as provided herein. No assignment or subletting shall affect the continuing primary liability of Tenant (which, following assignment, shall be joint and several with the assignee), to pay the rent due Landlord and to perform all other obligations to be performed by Tenant hereunder. If Landlord approves an assignment or sublease proposal and Tenant fails to complete the proposed assignment or sublease within sixty (60) days following Landlord's approval, Tenant shall again comply with the notice and approval procedure set forth in this Article 16 as if no notice had been received.

          16.4 Waiver. Landlord's consent to any assignment or subletting of the
               ------
Premises by Tenant shall not constitute an acknowledgement that Tenant is not then in default under this Lease, nor shall such consent be deemed a waiver of any then existing default. The consent by Landlord to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Tenant or to any subsequent or successive assignment or subletting by the subtenant. In the event of any default under this Lease, Landlord may proceed directly against Tenant, any guarantors or any other person or entity responsible for the performance of this Lease, including the subtenant, without first exhausting Landlord's remedies against any other person or entity responsible therefor, or any security held by Landlord or Tenant. Tenant waives notice of any default of any assignee or subtenant.

     17.  Hazardous Materials.
          -------------------

          17.1 Hazardous Materials. Tenant shall comply with all environmental
               -------------------
laws relating to "Hazardous Materials" (as hereinafter defined) affecting the Premises, the improvements thereon, the business conducted thereon by Tenant, or any activity or condition on or in the Premises. Without limiting the generality of the foregoing, Tenant shall not cause or permit any Hazardous Material to be brought upon, kept, or used in or about the Premises by Tenant, its agents, employees, contractors or invitees in violation of any environmental laws, without the prior written consent of Landlord. If Tenant breaches the obligations stated in the preceding sentence, or if the presence of Hazardous Material on the Premises caused or permitted by Tenant results in contamination of the Premises, the Project, or any adjacent property, then Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (including, without limitation, diminution in value of the Premises, the Project, and/or adjacent property, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Premises, the Project, and/or adjacent property, damages arising from any adverse impact on marketing of the Premises, the project, and/or adjacent property, and sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees which arise during or after the term or extended term of this Lease as a result of such contamination. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Premises, the Project, and/or adjacent property. Without limiting the foregoing, if the presence of any Hazardous Material on the Premises caused or permitted by Tenant results in any contamination of the Premises, the Project, and/or adjacent property, Tenant shall promptly take all actions at its sole expense as are necessary to return the Premises, the Project, and/or adjacent property to the condition existing prior to the introduction of any such Hazardous Material to the Premises, the Project, and/or adjacent property; provided that Landlord's approval of such actions shall first be obtained, which approval shall not be unreasonably withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Premises, the Project, and/or adjacent property. As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material or waste which is or becomes regulated by any local, state or federal governmental authority. The provisions of this Article 17 shall survive the expiration or earlier termination of this Lease and Tenant's surrender of the Premises to Landlord.

          17.2 Hazardous Materials Disclosure. Tenant shall immediately notify
               ------------------------------
Landlord of Tenant's receipt of any notice, citation or other communication received by Tenant relating to the presence, storage, use or release of any Hazardous Materials in, on or about the Premises.

          17.3 Hazardous Materials Inspection. Landlord shall have the right,
               ------------------------------
but not the duty, to inspect the Premises at any time to determine whether Tenant is complying with the requirements of this Article 17. If Tenant is not in compliance with the requirements of this Article 17, Landlord shall have the right, but not the obligation, to immediately enter upon the Premises to remedy any condition which is in violation of the terms of this Lease or caused by Tenant's failure to comply with the requirements of this

Lease. Landlord shall use reasonable efforts to minimize interference with Tenant's business as a result of any such entry by Landlord, but shall not be liable for any interference caused thereby.

          17.4 Default. Any failure of Tenant to comply with the provisions of
               -------
this Article 17 shall be a material default enabling Landlord to exercise any of the remedies set forth in this Lease.

          17.5 Hazardous Waste. Landlord represents and warrants to Tenant that,
               ---------------
as of the date of this Lease, neither the Premises nor any portion of the Project contains Hazardous Wastes or Hazardous Materials in violation of the legal limitations imposed by laws applicable to the Project. Landlord agrees to indemnify and hold Tenant harmless from and against any and all losses, damages, claims, penalties, liabilities, suits, costs and expenses (including, without limitation, reasonable attorneys' fees and also including, without limitation, costs of remedial actions or cleanups suffered or incurred by Tenant) arising out of or related to any release or presence of Hazardous Wastes or Materials on, under or in the Premises or the Project to the extent such release or presence is due to the act or omissions of Landlord or Landlord's agents and employees.

     18.  Default.
          -------

          18.1 Default - Definition. The occurrence of any one or more of the
               --------------------
following events shall constitute a material default of this Lease by Tenant:

          (a) The vacation or abandonment of the Premises by Tenant. Vacation of the Premises shall include the failure to occupy the Premises for a continuous period of sixty (60) days or more, whether or not the rent is paid.

          (b) Suspension or cessation of business by Tenant on the Premises for fourteen (14) consecutive days or for more than fourteen (14) days in any calendar month (unless excused in connection with a casualty or condemnation as provided herein).

          (c) The unreasonable disturbance of other tenants in the Project by Tenant or its customers or employees which continues or is repeated after written notice by Landlord of the fact and nature of the disturbance.

          (d) The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Landlord to Tenant. In the event that Landlord serves Tenant with a Notice to Pay Rent or Quit pursuant to the applicable unlawful detainer statutes, such Notice to Pay Rent or Quit shall also constitute the notice required by this paragraph.

          (e) The breach by Tenant of any of the covenants, conditions or provisions of paragraphs 11 (mechanics' liens), 16 (assignment), 17 (hazardous materials), 18.1(b) (suspension of business), 18.1(g) (insolvency), 18.1(h) (false statement), 19 (subordination), 22 (estoppel certificates), 27 (recording), or 35 (easements), and the continuation of such breach for a period of ten (10) days.

          (f) The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant other than those referenced in subparagraphs (b) and (c) above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of Tenant's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said thirty (30) day period and thereafter diligently pursues such cure to completion. To the extent permitted by law, such thirty (30) day notice shall constitute the sole and exclusive notice required to be given to Tenant under applicable unlawful detainer statutes.

          (g) (i) The making by Tenant of any general arrangement or general assignment for the benefit of creditors; (ii) Tenant becoming a "debtor" as defined in 11 U.S.C. (S) 101 or any successor statute thereto (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60)
days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty
(30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease where such seizure is not discharged within thirty (30) days. In the event that any provision of this paragraph 18.1(e) is contrary to any applicable law, such provision shall be of no force or effect.

          (h) The discovery by Landlord that any financial statement given to Landlord by Tenant, or its successor in interest, or by any guarantor of Tenant's obligation hereunder, was materially false.

          18.2 Remedies. In the event of any default or breach of this Lease by
               --------
Tenant, Landlord shall have the following remedies, which remedies are not exclusive and are cumulative in addition to any remedies now or later allowed by law:

          (a) Landlord may continue this Lease in full force and effect, and the Lease will continue in effect as long as Landlord does not terminate Tenant's right to possession, and Landlord shall have the right to collect rent when due. During the period Tenant is in default, Landlord may enter the Premises and relet them, or any part of them, to third parties for Tenant's account. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises, including, without limitation, brokers' commissions, expenses of remodeling the Premises required by the reletting, and like costs. Reletting can be for a period shorter or longer than the remaining term of this Lease. Tenant shall pay to Landlord the rent due under this Lease on the dates the rent is due, less the rent Landlord receives from any reletting.

No act by Landlord allowed by this paragraph shall terminate this Lease unless Landlord notifies Tenant that Landlord elects to terminate this Lease. After Tenant's default and for as long as Landlord does not terminate Tenant's right to possession of the Premise, if Tenant obtains Landlord's consent Tenant shall have the right to assign or sublet its interest in this Lease, but Tenant shall not be released from liability.

          If Landlord elects to relet the Premises as provided in this paragraph, rent received by Landlord from reletting shall be applied to the payment of:

          (i) First, any indebtedness from Tenant to Landlord other than rent due from Tenant;

          (ii) Second, all costs, including for maintenance, incurred by Landlord in reletting;

          (iii) Third, rent due and unpaid under this Lease. After deducting the payments referred to in this paragraph, any sum remaining from the rent received by Landlord from reletting shall be held by Landlord and applied in payment of future rent as rent becomes due under this Lease. In no event shall Tenant be entitled to any excess rent received by Landlord. If, on the date rent is due under this Lease, the rent received from the reletting is less than the rent due on that date, Tenant shall pay to Landlord, in addition to the remaining rent due, all costs, including for maintenance, incurred by Landlord in reletting for which Landlord has not been reimbursed.

          (b) Upon such notice as provided for herein, Landlord may terminate Tenant's right to possession of the Premises. No act by Landlord other than giving notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises, or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. On termination, Landlord has the right to recover from Tenant:

          (i) The worth, at the time of the award, of the unpaid rent that had been earned at the time of termination of this Lease;

          (ii) The worth, at the time of the award, of the amount by which the unpaid rent that would have been earned after the date of termination of this Lease until the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided;

          (iii) The worth, at the time of the award, of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided; and

          (iv) Any other amount, and court costs, necessary to compensate Landlord for all detriment proximately caused by Tenant's default.

          "The worth, at the time of the award," as used in (i) and (ii) of this paragraph, is to be computed by allowing interest at the rate of ten percent (10%) per annum. "The worth, at the time of the award", as referred to in (iii) of this paragraph, is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%).

          (c) Landlord shall have the right to have a receiver appointed to collect rent. Neither the filing of a petition for the appointment of a receiver nor the appointment itself shall constitute an election by Landlord to terminate this Lease.

          (d) Landlord, at any time after Tenant commits a default, may cure the default at Tenant's cost. If Landlord at any time, by reason of Tenant's default, pays any sum or does any act that requires the payment of any sum, the sum paid by Landlord shall be due immediately from Tenant to Landlord at the time the sum is paid, and if paid at a later date shall bear interest at the rate of ten percent (10%) per annum from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant. The sum, together with interest on it, shall be Additional Rent.

          18.3   Landlord's Default. Landlord shall not be in default unless
                 ------------------
Landlord fails to perform the obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after receipt of written notice by Tenant to Landlord (and its lender(s) of record who have provided Tenant with notice) specifying the nature of such default; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be deemed to be in default if it shall commence such performance within such thirty
(30) day period and thereafter diligently prosecute the same to completion.

     19.  Subordination.
          -------------

          This Lease and Tenant's rights hereunder are and will remain subordinate to any ground lease, mortgage, deed of trust or any other hypothecation for security now or hereafter placed upon the Project, and to all increases, renewals, modifications, consolidations, replacements, and extension thereof (collectively referred to as the "Mortgage"); provided, however, that Tenant's rights hereunder shall not be affected and its quiet enjoyment of the Premises shall not be disturbed so long as Tenant performs its obligations hereunder. If the holder of a Mortgage becomes the owner of the Project by reason of foreclosure or acceptance of a deed in lieu of foreclosure, at such holder's election Tenant will be bound to such holder or its successor-in-interest under all terms and conditions of this Lease, and Tenant will be deemed to have attorned to and recognized such holder or successor as Landlord's successor-in-interest for the remainder of the Lease term of any extension thereof. The foregoing is self-operative and no further instrument of subordination and/or attornment will be necessary unless required by Landlord or the holder of a Mortgage, in which case Tenant will, within ten (10) days after written request, execute and deliver without charge any documents reasonably required by Landlord or such holder in order to confirm the subordination and attornment set forth above. Should the holder of a Mortgage request that this Lease and Tenant's rights hereunder be made superior, rather than subordinate, to the Mortgage, then Tenant will, within ten (10) days after written request, execute and deliver without charge such agreement as may be reasonably required by such holder in order to effectuate and evidence such superiority of the Lease to the Mortgage. Tenant hereby irrevocably appoints Landlord as Tenant's attorney-in-fact, which appointment is coupled with an interest, to execute, deliver and record the documents described in this Article 19 in Tenant's name, place and stead; provided, however, that such appointment shall not take effect unless such ten
(10) day period shall have expired and Tenant shall have failed to respond or object to such request.

     20.  Notices.
          -------

          Any notice required or permitted to be given under this Lease shall be in writing and shall be by personal delivery or by mail. Mailed notices shall be deemed given upon actual receipt at the address required, or forty-eight (48) hours following deposit in the mail, postage prepaid, whichever first occurs. At the date of execution of this Lease, the addresses of Landlord and Tenant are as set forth in Exhibit "B" hereto. After the Commencement Date, the address of Tenant shall be the address of the Premises, Landlord may change its address by giving notice to Tenant in accordance with this Article 20.

     21.  Attorneys' Fees.
          ---------------

          If either party brings an action to enforce the terms hereof or declares rights hereunder, the prevailing party in such action, trial or appeal thereon shall be entitled to his reasonable attorneys' fees to be paid by the losing party as fixed by the court in the same or a separate suit, and whether or not such action is pursued to decision or judgment. Landlord shall be entitled to reasonable attorneys' fees and all other costs and expenses incurred in the preparation and service of notice of default and consultations in connection therewith, whether or not a legal proceeding is subsequently commenced in connection with such default.

     22.  Estoppel Certificate.
          --------------------

          22.1   Tenant's Obligation. Tenant shall, within ten (10) days
                 -------------------
following written request by Landlord, execute and deliver to Landlord a statement prepared by Landlord (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any; (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord or stating the nature of any uncured defaults; (iii) evidencing the status of the Lease as may be required either by a lender making a loan to Landlord to be secured by deed of trust or mortgage covering the Premises or a purchaser of the Premises from Landlord;
(iv) certifying the amount of current rent and security deposit; and (v) certifying to such other information as Landlord, Landlord's agents, mortgagees, prospective mortgagees, or purchasers may reasonably request.

          22.2   Failure to Provide. Tenant's failure to deliver an estoppel
                 ------------------
certificate within such ten (10) day period shall be conclusive upon Tenant (i) that this Lease is in full force and effect without modification except as may be represented by Landlord; (ii) that there are now no uncured defaults in Landlord's performance; (iii) that not more than one month's rent has been paid in advance; and (iv) that the other information requested by Landlord is correct as stated in the form presented by Landlord.

     23.  Landlord's Liability.
          --------------------

          The term "Landlord" as used herein shall mean only the owner or owners, at the time in question, of the fee title or a lessee's interest in a ground lease of the Project. In the event of any transfer of such title or interest, Landlord herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of any liability as respects Landlord's obligations thereafter to be performed.

     24.  Brokers.
          -------

          The parties recognize as the broker(s) involved in this transaction the person(s) or firm(s) specified in Exhibit "B" hereto, and agree that Landlord shall be solely responsible for the payment of brokerage commission to such broker(s) unless expressly provided otherwise under this Lease. Tenant hereby indemnifies and holds Landlord harmless from and against any costs, expenses, attorneys' fees or liability for compensation which may be claimed by any broker, finder or other similar party by reason of any dealings or actions of Tenant.

     25.  Landlord's Access.
          -----------------

          25.1   Landlord's Entry on Premises. Landlord and its authorized
                 ----------------------------
representatives shall have the right to enter the Premises at all reasonable times and upon reasonable notice to Tenant (except in the case of an emergency) for any of the following purposes:

          (a) To determine whether the Premises are in good condition and whether Tenant is complying with its obligations under this Lease.

          (b) To maintain and restore the Premises or the Project and other improvements in which the Premises are located as Landlord deems necessary, or to the extent of Landlord's right or obligation.

          (c) To serve, post, or keep posted any notices required or allowed under the provisions of this Lease.

          (d) To post "for sale" signs at any time during the term, and to show the Premises to prospective brokers, agents, buyers, tenants, lenders, or persons interested in an exchange, at any time during the term of this Lease.

          (e) To shore the foundations, footings, and walls of the Premises or the Project and to erect scaffolding and protective barricades around and about the Premises, but not so as to prevent entry to the Premises, and to do any other act or thing necessary for the safety or preservation of the Premises or the Project and other improvements in which the Premises are located. Landlord's right under this provision extends to the owner of any adjacent property on which excavation or construction is to take place and the adjacent property owner's authorized representatives.

          Landlord shall not be liable in any manner for any inconvenience, disturbance, loss of business, nuisance, or other damage arising out of Landlord's entry on the Premises as provided in this Article 25. Landlord shall conduct its activities on the Premises as allowed in this Article 25 in a manner that will minimize, to the extent practicable, any annoyance, or disturbance to Tenant or interference with Tenant's operation of its business. Tenant shall not be entitled to an abatement or reduction of rent if Landlord exercises any rights reserved in this Article 25.

          Nothing in this Article 25 shall be deemed to impose any obligation on the part of Landlord to do anything that is allowed by this Article 25.

          25.2   Keys; Emergency. Landlord shall have the right to retain keys
                 ---------------
to the Premises and to unlock all doors in or upon the Premises other than to files, vaults and safes, and in the case of emergency to enter the Premises by any reasonably appropriate means, and any such entry shall not be deemed a forcible or unlawful entry or detainer of the Premise or an eviction.

     26.  Examination of Lease.
          --------------------

          Submission of this Lease for examination or signature by Tenant does not create a reservation of or option to Lease. This Lease shall only become effective and binding upon full execution hereof by both Landlord and Tenant.

     27.  Recording.
          ---------

          Tenant shall not record this Lease nor a short form memorandum thereof without Landlord's prior written consent.

     28.  Surrender of Premises; Holding Over.
          -----------------------------------

          28.1   Surrender of Premises. Upon the expiration or termination of
                 ---------------------
this Lease, Tenant shall surrender the Premises to Landlord in good condition, normal wear and tear excepted, clean and free of debris. Any alterations, additions, or improvements shall remain on and be surrendered with the Premises, except that Landlord may, at its option, require that Tenant at Tenant's cost remove any or all of said alterations, additions, or improvements, including but not limited to any signs, notices and displays placed by Tenant, and restore the Premises to its condition as of the Commencement Date, normal wear and tear excepted. Tenant shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, air-conditioning, window coverings, wall coverings, carpets, wall panelling, ceilings and plumbing on the Premises in good operating condition.

          Landlord can elect to retain or dispose of in any manner any alterations and/or Tenant's personal property that Tenant does not remove from the Premises on expiration or termination of the Lease as allowed or required by this Lease by giving at least ten (10) days' notice to Tenant. Title to any such alterations and/or Tenant's personal property that Landlord elects to retain or dispose of on expiration of the ten (10) day period shall vest in Landlord. Tenant waives all claims against Landlord for any damages suffered by Tenant resulting from Landlord's retention or disposition of any such items. Tenant shall be liable to Landlord for Landlord's costs for restoring, removing and disposing of any such alterations and/or Tenant's personal property.

          If Tenant fails to surrender the Premises to Landlord on the date as required herein, Tenant shall hold Landlord harmless from all damages resulting from Tenant's failure to surrender the Premises, including, without limitation, claims made by a succeeding tenant resulting from Tenant's failure to surrender the Premises.

          28.2.  Holding Over. If Tenant, with Landlord's consent, remains in
                 ------------
possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Tenant, except that the rent payable shall be one hundred thirty-five percent (135%) of the rent payable immediately preceding the termination date of this Lease, and all options, if any, granted under this Lease shall be deemed terminated and be of no further effect during said month-to-month tenancy

     29.  Common Area and Facilities.
          --------------------------

          29.1   Definition. The term "Common Areas" is defined as all areas and
                 ----------
facilities outside the Premises and within the exterior boundary line of the Project that are provided and designated by the Landlord from time to time for the general non-exclusive use of Landlord, Tenant, and other tenants of the Project and their respective employees, suppliers, shippers, customers and invitees, including but not limited to common entrances, lobbies, corridors, stairways and stairwells, public restrooms, elevators, parking areas to the extent not otherwise prohibited by this Lease, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, ramps, driveways, landscaped areas and decorative walls.

          29.2   Rules and Regulations. Tenant agrees to abide by and conform
                 ---------------------
to the rules and regulations attached hereto as Exhibit "C" with respect to the Project and Common Areas, and to cause its employees, suppliers, shippers, customers, and invitees to so abide and conform. Landlord or such other person(s) as Landlord may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to modify, amend and enforce said rules and regulations. Landlord shall not be responsible to Tenant for the non-compliance with said rules and regulations by other tenants, their agents, employees and invitees of the Project.

          29.3   Changes. Landlord shall have the right, in Landlord's sole
                 -------
discretion, from time to time:

          (a) To make changes to the Project interior and exterior and Common Areas, including, without limitation, changes in the location, size, shape, number, and appearance thereof, including but not limited to the lobbies, windows, stairways, air shafts, elevators, restrooms, driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, decorative walls, landscaped areas and walkways; provided, however, Landlord shall at all times provide the parking facilities required by applicable law;

          (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

          (c) To designate other land and improvements outside the boundaries of the Project to be a part of the Common Areas, provided that such other land and improvements have a reasonable and functional relationship to the Project;

          (d)    To add additional buildings and improvements to the Common
Areas;

          (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Project, or any portion thereof;

          (f) To close all or a portion of Common Areas to such extent as may be legally sufficient, in the opinion of Landlord's counsel, to prevent a dedication thereof or the acquisition of any rights therein by any person or by the public, such closing not to unreasonably interfere with the conduct of Tenant's business; and

          (g) To do and perform such other acts and make such other changes in, to, or with respect to the Common Areas and Project as Landlord may, in the exercise of sound business judgement, deem to be appropriate.

          29.4   Parking.
                 -------

                 29.4.1 Unless Landlord otherwise notifies Tenant, Tenant shall have Landlord's permission to use, together with the other tenants, the Common Areas allocated for parking.

                 29.4.2 If Tenant commits, permits or allows any of the prohibited activities in the parking areas as described in the Lease or the rules then in effect, then Landlord shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Tenant, which shall be immediately payable upon demand by Landlord.

                 29.4.3 Neither Landlord nor any parking operator shall have any liability or responsibility to Tenant or any party parking in the parking areas for any loss or damage that may be occasioned by or may arise out of such parking, including but not limited to loss of property or damage to person or property from any cause whatsoever, and Tenant hereby waives any and all claims of any kind or nature as against Landlord and/or Landlord's parking operator by reason of occurrences in the parking areas and the driveway exits and entrances thereto.

     30.  Signs.
          -----

          30.1   Tenant's Signs. Tenant acknowledges that the Premises are a
                 --------------
part of an integrated retail center and that control of all signs by Landlord is essential to the maintenance of uniformity, propriety and aesthetic values in the retail center. Landlord may attach hereto as Exhibit "D" sign criteria which, if so attached, shall be adhered to by Tenant. Nonetheless, Tenant shall not place on or about the exterior of the Premises or on the windows or doors thereof any sign or other material without Landlord's prior written approval. Tenant shall submit all exterior sign plans for Landlord's prior approval and upon such approval, the same any be attached here as Exhibit "D". Tenant shall have the right, at its own expense, to erect and maintain upon the interior of the Premises all signs and advertising matter customary or appropriate in the conduct of Tenant's business. Notwithstanding the above, Tenant shall upon request of Landlord immediately remove any exterior or interior sign, advertisement, decoration, lettering or notice which Tenant has placed in, upon, above or about the Premises and which Landlord reasonably deems objectionable or offensive, and if Tenant fails or refuses to do so Landlord may enter upon the Premises and remove the same.

          30.2   Landlord's Signs. Landlord reserves the right in Landlord's
                 ----------------
sole discretion to place and locate on the roof, exterior of the Project, and in any area of the Project not leased to Tenant such signs, notices, displays and similar items as Landlord deems appropriate in the proper operation of the Project.

          30.3   Compliance with Laws. Any sign that Tenant has the right to
                 --------------------
place, construct, and maintain shall comply with all laws, and Tenant shall obtain any approval required by such laws. Landlord makes no representation with respect to Tenant's ability to obtain such approval.

          30.4   Landlord to Have Use of Premises for Its Signs. Landlord shall
                 ----------------------------------------------
have the right to use for its signs the exterior walls and roof of the Project.

     31.  Merger.
          ------

          The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, or a termination by Landlord, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subtenancies.

     32.  Quiet Possession.
          ----------------

          Upon Tenant paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

     33.  Security Measures.
          -----------------

          Tenant hereby acknowledges that Landlord shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Project. Tenant assumes all responsibility for the protection of Tenant, its agents, and invitees and the property of Tenant and of Tenant's agents and invitees from acts of third parties. Nothing herein contained shall prevent Landlord, at Landlord's sole option, from providing security protection for the Project or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses, as set forth in Paragraph 3.2.1(f).

     34.  Landlord's Reservations.
          -----------------------

          34.1   Landlord shall have the following rights:

          (a) To change the name, address or title of the Project or the building in which the Premises are located upon not less than 90 days prior written notice;

          (c) To place such signs, notices or displays as Landlord reasonably deems necessary or advisable upon the roof, exterior of the buildings or the Project or on pole signs in the Common Areas.

          34.2 Tenant shall not suffer or permit anyone, except in emergency, to go upon the roof of any building in the Project.

     35.  Easements.
          ---------

          35.1 Landlord reserves to itself the right, from time to time, to grant such easements, rights and dedications that Landlord deems necessary or desirable, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not interfere with the use of the Premises by Tenant. Tenant shall sign any reasonable documents upon request of Landlord.

          35.2 The obstruction of Tenant's view, air, or light by any structure erected in the vicinity of the Project, whether by Landlord or third parties, shall in no way affect this Lease or impose any liability upon Landlord.

     37.  General Provisions.
          ------------------

          37.1   Time. Time is of the essence with respect to the obligations
                 ----
to be performed under this Lease.

          37.2   Severability. The invalidity of any provision of the Lease as
                 ------------
determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

          37.3   Choice of Law. This Lease shall be construed and enforced in
                 -------------
accordance with the laws of the jurisdiction in which the Premises are located. The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning and not strictly for or against either Landlord or Tenant.

          37.4   Lender Modification. Tenant agrees to make such reasonable
                 -------------------
modifications to this Lease as may be reasonably required by an institutional lender in connection with the obtaining of financing or refinancing of the Project.

          37.5   Merchant's Association. Tenant agrees that, in the event a
                 ----------------------
merchant's association is formed in the Project by Landlord or with Landlord's written consent, it will join said merchant's association, pay all reasonable dues, and abide by all reasonable rules and regulations promulgated by said association.

          37.7   Multiple Parties. If more than one person or entity is named as
                 ----------------
Tenant herein, except as otherwise expressly provided herein, the obligations of Tenant herein shall be the joint and several responsibility of all persons or entities named herein as such Tenant.

          37.8   Conflict. Any conflict between the printed provisions,
                 --------
exhibits, or addenda of this Lease and the typewritten or handwritten provisions, if any, shall be controlled by the typewritten or handwritten provisions.

          37.9   Binding Effect. The covenants and agreement contained in this
                 --------------
Lease shall be binding on the parties hereto and on their respective successors and assigns to the extent this Lease is assignable.

          37.10  Waiver. No waiver by Landlord of any provision hereof shall be
                 ------
deemed to be a waiver of such provision or any subsequent breach of the same or any other term, condition or covenant of this Lease. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach at the time of acceptance of such payment. No covenant, term or condition of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord.

          37.11  Entire Agreement. This Lease contains all agreements of the
                 ----------------
parties with respect to any matters mentioned herein and supersedes any prior or contemporaneous agreement or understanding. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Tenant hereby acknowledges that neither the real estate broker listed in Exhibit "B" hereto nor any cooperating broker on this transaction nor the Landlord or any employee or agent of any of said persons had made any oral or written warranties or representations to Tenant relative to the condition or use by Tenant of the Premises or the Project, and Tenant acknowledges that Tenant assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease.

          37.12  Authority. If Tenant is a corporation, trust, or general or
                 ---------
limited partnership, Tenant, and each individual executing this Lease on behalf of such entity, represent and warrant that such individual is duly authorized to execute and deliver this Lease on behalf of said entity. Landlord may at its option require evidence of such authority satisfactory to Landlord.

          37.13  Exhibits. All exhibits, amendments, riders and addenda attached
                 --------
hereto are hereby incorporated herein and made a part hereof.

          37.14  Landlord's Consent. Wherever Landlord's consent or permission
                 ------------------
is required under this Lease, such consent or permission shall not be unreasonably withheld or delayed.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date first written above.

                                        "LANDLORD"

                                        INMOSTRAT CORPORATION,
                                        a Delaware corporation

                                            /s/ David Huyette
                                        By: David Huyette

                                        Its: President


                                        "TENANT"

                                        COST U LESS, INC.,
                                        a Hawaii corporation

                                            /s/ Allan C. Youngberg
                                        By: Allan C. Youngberg

                                        Its: Secretary/Treasurer

            --------------------------------------------------------
                         SONORA PLAZA SHOPPING CENTER
------------                                                        ------------
                   708 - 824 East Mono Way, Sonora, CA 95370
            --------------------------------------------------------


              [PLAN OF SONORA PLAZA SHOPPING CENTER APPEARS HERE]


                                                          PLOT PLAN NOT TO SCALE
--------------------------------------------------------------------------------
                                   EXHIBIT A
--------------------------------------------------------------------------------

Form No. 1068 (11/83)                                      Your No.: 975-760-51
Preliminary Report                                            Our No.: 30505-TO
(Rev. 11/18/82)

                                  EXHIBIT A

DESCRIPTION:

All that real property situate in the State of California, County of Tuolumne, City of Sonora described as follows:

PARCEL 1:

A portion of Government LOT 3 in the Northwest Quarter of Section 6, Township 1 North, Range 15 East, M. D. B. & M., and more particularly described as follows:

BEGINNING at the intersection of the northwesterly right of way line of State Highway 108 and the westerly boundary of that certain 2.05 acre Parcel 2 deeded to the Sonora Elementary School in Volume 315 of Official Records at Page 392 and shown in Volume 12 of Record of Surveys at Page 64; thence from a tangent which bears South 55 degrees 18' 03" West southwesterly along a curve, concave to the southeast, having a radius of 1740.00 feet, a central angle of 02 degrees 19' 14" and an arc length of 70.47 feet to a brass pin in a 6" X 6" concrete post; thence South 53 degrees 01' West 899.66 feet, more or less, to the South boundary of the aforesaid Government LOT 3; thence North 89 degrees 30' West along the South boundary of said Government LOT 3 about 116 feet to the center of the Pacific Gas and Electric Company ditch; thence northeasterly along the center of said water ditch, the following courses: North 56 degrees 14.7" East
26.93 feet to a 1/2 inch steel bar; North 31 degrees 19.3' East 38.36 feet to a 1/2 inch steel bar; North 05 degrees 57.3' East 67.09 feet to a 1/2 inch steel bar; North 12 degrees 24.6' West 87.25 feet; North 09 degrees 11.1' East 77.43 feet; North 25 degrees 13.6' West 128.79 feet; North 05 degrees 36.5' West
149.10 feet; North 28 degrees 13' East 50.20 feet; North 47 degrees 28.7' East
204.44 feet; North 68 degrees 33.5' East 107.54 feet; South 82 degrees 10.1' East 128.90 feet to a 1/2 inch steel bar; North 83 degrees 32.7' East 78.60 feet to a 1/2 inch steel bar; North 71 degrees 04.7' East 110.55 feet to a 1/2 inch steel bar; North 58 degrees 38.4' East 70.90 feet to a 1/2 inch steel bar; North 38 degrees 30.4' East 87.74 feet; to a 1/2 inch steel bar; North 18 degrees 13.3' East 102.86 feet; North 15 degrees 16.6' West 42.24 feet; North 51 degrees 14.9' East 44.47 feet to a point from which the northwest corner of Section 6 bears North 84 degrees 06' 46" West 2088.77 feet; thence North 82 degrees 45.9' East along Pacific Gas and Electric Company ditch 41.00 feet to the westerly boundary of the aforementioned 2.05 acre Parcel 2 shown in Volume 12 of Record of Surveys at Page 64; thence from a tangent which bears South 21 degrees 01' 30" East, southeasterly

Form No. 1068 (11/83)                                      Your No.: 975-760-51
Preliminary Report                                            Our No.: 30505-TO
(Rev. 11/18/82)

along a curve, concave to the southwest, having a radius of 345.00 feet, a central angle of 06 degrees 31' 01" and an arc length of 39.24 feet; thence South 14 degrees 30' 29" East 210.16 feet; thence South 14 degrees 19' 29" East
280.65 feet to the northerly right of way line of State Highway 108 and the point of beginning.

LESS AND EXCEPTING FROM the property just described the following:

BEGINNING at a point on the westerly boundary of that certain 2.05 acre parcel of land shown as Parcel 2 in Volume 12 of Record of Surveys at Page 64, from which the northwesterly line of State Highway 108 bears South 17 degrees 24' 12" East 43.54 feet; thence South 17 degrees 24' 12" East 43.54 feet to the northwesterly line of State Highway 108; thence from a tangent which bears North 53 degrees 49' 45" East, northeasterly along a curve, concave to the northwest, having a radius of 60.00 feet, a central angle of 71 degrees 13' 57" and an arc length of 74.59 feet to the POINT OF BEGINNING.

PARCEL 2:

A portion of Government LOT 3 in the Northwest Quarter of Section 6, Township 1 North, Range 15 East, M. D. B. & M., and more particularly described as follows:

COMMENCING at the Northwest corner of Section 6, Township 1 North, Range 15 East, M. D. B. & M., County of Tuolumne, State of California; thence South 86 degrees 45' 35" East 2068.63 feet to a 3/4 inch diameter steel bar with brass tag L.S. 3159 on the westerly boundary of Parcel 2 as shown in Volume 12 of Record of Surveys at Page 64 in the Office of the Tuolumne County Recorder; thence from a tangent which bears South 38 degrees 50' 00" East, southeasterly along a curve, concave to the southwest, having a radius of 345.00 feet, a central angle of 17 degrees 43' 47" and an arc length of 106.76 feet; thence South 82 degrees 41' 11" West 41.00 feet to the TRUE POINT OF BEGINNING; thence southwesterly along the Pacific Gas and Electric Company water ditch the following courses: South 51 degrees 15' 45" West 44.46 feet; South 15 degrees 16' 43" East 42.23 feet; South 18 degrees 13' 45" West 102.83 feet to a 1/2" diameter steel bar; South 38 degrees 23' 31" West 87.73 feet to a 1/2" diameter steel bar; South 58 degrees 36' 49" West 70.87 feet to a 1/2" diameter steel bar; South 71 degrees 04' 32" West; 110.54 feet to a 1/2"

                                 LEASE SUMMARY

1.   TENANT: COST U LESS, INC.

2.   PREMISES:  760 Mono Way

3.   RENTABLE AREA:   23,150 sq.ft.

4. BASE RENT: $10,418 per month for the first 36 months; $11,575 per month for Months 37-60; $12,733 per month for Months 61-96; $13,890 per month thereafter

5.   PERCENTAGE RENT:  None

6.   TERM:  10   YEARS AND   0   MONTHS

7.   COMMENCEMENT DATE:  See Item 14.2 below

8.   TENANT'S SHARE:          23,150 / 162,595  =  14.2%

9.   SECURITY DEPOSIT:  None

10.  USE:  general retail

     TRADE NAME: COST U LESS, INC.

11. NON-COMPETE: Tenant will not operate or own any similar type of business within a radius of 20 miles from the Premises.

12.  ADDRESS FOR PAYMENTS AND NOTICES:

                    LANDLORD

          SONORA PLAZA
          c/o CARLSBERG MANAGEMENT COMPANY
          2800 28th Street, Suite 222
          Santa Monica, CA 90405

                    TENANT

          COST U LESS, INC.
          1810 15th Place, NW #203
          Issaquah, WA 98027
          Attn:

13.  BROKER(S): Pearson Realty, Iliff Thorn

14.  ADDITIONAL PROVISIONS:

14.1      Advance Rent.
          ------------

          Upon execution of this Lease, Tenant shall pay to Landlord the Base Rent for one (1) full calendar month.

14.2      Commencement Date.
          -----------------

          The Commencement Date shall be five months following the date on which Landlord tenders possession of the Premises to Tenant following the vacation of the Premises by the former tenant and the removal of such former tenant's trade fixtures.

                                  EXHIBIT "B"

14.3      First Option to Renew and Extend.
          --------------------------------

          In the event Tenant is not then in default of any of its obligations pursuant to this Lease, Landlord hereby grants to Tenant an option to extend the term of this Lease for an additional five (5) year period at a monthly Base Rent of $15,048 for the first 24 months of such period and $16,205 for the remainder thereof, and otherwise on the terms of this Lease. In the event Tenant desires to exercise such option and thereby extend the initial term of this Lease, Tenant shall notify Landlord in writing of such intention no later than 60 days prior to the expiration of the initial term.

14.4      Second Option to Renew and Extend.
          ---------------------------------

          In the event Tenant is not then in default of any of its obligations pursuant to this Lease, Landlord hereby grants to Tenant an option to extend the term of this Lease beyond the first extended term for an additional five (5) year period at a rental equal to the then "Fair Market Rate" (as hereinafter defined), but in no event less than the rental payable at the end of the first extended term hereof, and on other terms to be determined by the parties. During the first 60 days of the last six months of the first extended term, Tenant shall notify Landlord of its intent to (i) pursue negotiations to extend the term of this Lease or (ii) surrender the Premises to Landlord at the expiration of the first extended term. In the event Tenant desires to pursue negotiations to extend the term of this Lease, such negotiations shall be completed no later than 90 days prior to the expiration of the first extended term. In the event Tenant desires to exercise such option and thereby extend the first extended term of this Lease pursuant to the terms and conditions agreed to by the parties, Tenant shall notify Landlord in writing of such intention no later than 60 days prior to the expiration of the first extended term. "Fair Market Rate" shall mean the rate for which comparable space in the area of the Project is being rented at the time the Lease term is extended pursuant to this option.

14.5      Notification of Available Space.
          -------------------------------

          In the event any other space in the Project becomes available for lease, Landlord will so notify Tenant and will not enter into a lease of such space with any other person (other than pursuant to any then-existing renewal rights) until a period of ten (10) business days after such notification shall have expired.

14.6      Early Occupancy.
          ---------------

          Tenant shall be entitled to occupy the Premises prior to the Commencement Date for the purpose of making improvements and setting up only. Such occupancy shall be subject to all provisions of this Lease, except for the obligation to pay rent therefor, and such occupancy shall not advance the termination date thereof.

14.7      Tenant Improvements.
          -------------------

          Improvements. Tenant shall make the alterations to the Premises
          ------------
          described in Exhibit "1" attached or to be attached to this Addendum upon mutual approval of Landlord and Tenant ("Improvements"). Landlord shall pay the cost of Improvements, including cost of space plans, working drawings and cost of demolition, if any, up to a maximum of $69,450; and all cost and expense in excess of such amount in connection with the completion of Improvements shall be the sole responsibility, cost and expense of Tenant, and shall be paid promptly by Tenant, except that Tenant shall be given credits against its obligation to pay Base Rent hereunder, up to a total of $50,550 in such credits, taken at the rate of no more than $5,000 per month, to offset the cost to Tenant of Improvements. Improvements shall be performed by Tenant's contractor, which shall be subject to approval by Landlord, in accordance with plans approved by Landlord and pursuant to a construction contract approved by Landlord.

          Funding. Notwithstanding the foregoing, Landlord shall be responsible
          -------
          for funding Improvements only in accordance with the following procedures: (i) funding by Landlord will be prorata with Tenant's funding, based on total

                                  EXHIBIT "B"
               bid amount of entire cost of Improvements, except that Landlord may holdback until completion up to 10% of the amount to the funded by it, and (ii) such funding shall be subject to Landlord's and/or its lender's reasonable satisfaction with supporting documentation, such as invoices and lien releases.

               Timetable. In connection with Improvements, Landlord and Tenant
               ---------
               agree that time is of the essence and that they will cooperate in adhering to the construction schedule.

               Changes. Changes in the mutually approved working drawings and
               -------
               specifications for Improvements shall be made only by mutual consent, which shall not be unreasonably withheld or delayed.

               Tenant Approval. The taking of possession or use of the Premises
               ---------------
               by Tenant for any purpose other than construction shall conclusively establish that the Premises and the Project were at such time in satisfactory condition and in conformity with the provisions of this Addendum and the Lease in all respects.

               Tenant Work. Tenant shall bear the entire expense and
               -----------
               responsibility for providing within the Premises (whether affixed to the Premises or not) all trade fixtures and merchandise and all other property incidental to the operation of the type of business to be operated by Tenant, to the extent not provided under Improvements. All of the foregoing shall meet the criteria of building standard improvements utilized in the Project and shall include, but not be limited to, the furnishing and installation of all furniture, shelving, store fixtures, furnishings, interior decorations, graphics, mirrors and other fixtures, lighting and other special effects, electrical and mechanical connections of all fixtures and equipment peculiar to Tenant's occupancy, except as designated herein as Improvements.

     14.8      Certain Repairs.
               ---------------

               Prior to the Commencement Date, Landlord shall put the HVAC and mechanical/electrical/plumbing systems for the Premises in good working order. Thereafter, Tenant shall maintain a preventative maintenance contract thereon with a qualified licensed contractor. Landlord shall be responsible for the costs of any HVAC repairs, other than routine maintenance, incurred before June 30, 1994, but only so long as Tenant maintains such contract, except that Landlord shall not be responsible for the cost of any HVAC repair if it is required because of Tenant's negligence or wilful misconduct. Landlord shall also be responsible for repairs necessitated by any roof leaks through June 30, 1994, except to the extent caused by Tenant's negligence or wilful misconduct.

     14.9      Limitation on Certain Common Area Operating Expenses.
               ----------------------------------------------------

               Notwithstanding anything in this Lease to the contrary, (i) the amount payable by Tenant with respect to each of 1994 and 1993, to the extent applicable, on an annualized basis, on account of Common Area Expenses, Real Property Taxes and hazard insurance premiums shall not exceed $26,391 and (ii) the amount payable by Tenant as Common Area Expenses on account of discretionary contractual services and direct personnel costs shall not increase more than ten percent (10%) annually on an annualized, cumulative basis.

     14.10     Limitation on Real Property Taxes.
               ---------------------------------

               Notwithstanding anything herein to the contrary, Tenant shall not be responsible for paying any portion of Real Property Taxes which would not have been payable but for a sale of the Project during the initial term hereof, except that Tenant shall be responsible for paying such portion which is attributable to one such sale (but only one such sale) during any five-year period to the following extent: one-third of such portion in the first year it becomes due, two-thirds thereof in the second year, and all of such portion in each year thereafter.

                                  EXHIBIT "B"

Landlord reserves the right to prohibit or impose conditions upon the installation in the Premises of heavy objects which might overload the floors.

     13. No tenant shall purchase or otherwise obtain for use in the Premises water, ice, towel, vending machine, janitorial, maintenance or other like services, except from persons authorized by Landlord, and at hours and under regulations fixed by Landlord.

     14. Landlord shall have the right to prohibit any advertising by any tenant which, in Landlord's opinion, tends to impair the reputation of the Project or its desirability as an office building and upon written notice from Landlord any tenant shall refrain from or discontinue such advertising.

     15. Any persons employed by any tenant to do janitor work, shall, while in the Project and outside of the Premises, be subject to and under the control and direction of the manager of the Project (but not as an agent or servant of said manager or of Landlord, and tenant shall be responsible for all acts of such persons).

     16. All doors opening onto public corridors shall be kept closed, except when in use for ingress and egress.

     17. The requirements of tenants will be attended to only upon application to the Office of the Building.

     18. Canvassing, soliciting and peddling in the Project are prohibited and each tenant shall cooperate to prevent the same.

     19. All office equipment of any electrical or mechanical nature shall be placed by tenants in the Premises in settings approved by Landlord, to absorb or prevent any vibration, noise or annoyance.

     20. No air conditioning unit or other similar apparatus shall be installed or used by any tenant without the written consent of Landlord.

     21. There shall not be used in any space, or in the public halls of the Project, either by tenants or others, any hand trucks except those equipped with rubber tires and side guards.

     22. Landlord will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for wires or stringing of wires will be allowed without written consent of Landlord. The location of telephones, call boxes and other office equipment affixed to the premises shall be subject to the approval of Landlord.

     23. Tenant shall cooperate with Landlord in obtaining maximum effectiveness of the cooling system by closing drapes when the sun's rays fall directly on windows of the Premises. Tenant shall not obstruct, alter or in any way impair the efficient operation of Landlord's heating, ventilating and air conditioning system and shall not place bottles, machines, parcels or any other articles on the induction unit enclosure so as to interfere with air flow. Tenant shall not tamper with or change the setting of any thermostats or temperature control valves.

     24. All parking drives and area, pedestrian walkways and other public areas forming a part of the Project shall be under the sole and absolute control of Landlord with the exclusive right to regulate and control these areas. Tenant agrees to conform to the rules and regulations that may be established by Landlord for these areas from time to time.

                                  EXHIBIT "C"

                        RULES AND REGULATIONS ATTACHED
                   TO AND MADE A PART OF OFFICE SPACE LEASE


     1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or used for any purpose other than ingress and egress. The halls, passages, entrances, elevators, stairways, balconies and roof are not for the use of the general public, and Landlord shall in all cases retain the right to control or prevent access thereto by all persons whose presence in the judgment of Landlord shall be prejudicial to the safety, character, reputation or interests of the Project and its tenants, provided that nothing herein contained shall be construed to prevent such access by persons with whom the tenant normally deals in the ordinary course of its business unless such persons are engaged in illegal activities. No tenant and no employees of any tenant shall go upon the roof of the Project without the written consent of Landlord.

     2. No awnings or other projections shall be attached to the outside walls of the Project without the prior written consent of Landlord. Except as otherwise specifically approved by Landlord, all electrical ceiling fixtures hung in offices or spaces along the perimeter of the Project must be fluorescent, or a quality, type, design and bulb color approved by Landlord.

     3. No sign, advertisement or notice shall be exhibited, painted or affixed by any tenant on any part of, or so as to be seen from the outside of, the Premises or the Project without the prior written consent of Landlord. In the event of the violation of the foregoing by any tenant, Landlord may remove same without any liability, and may charge the expense incurred in such removal to the tenant violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each tenant by Landlord at the expense of such tenant, and shall be of a size, color and style acceptable to Landlord.

     4. The toilets and wash basins and other plumbing fixtures shall not be used for any purpose other than for which they were constructed, and no sweepings, rubbish, rags or other substances shall be thrown therein. All damage resulting from any misuse of the fixtures shall be borne by the tenant who, or whose servants, employees, agents, visitors or licensees shall have caused the same.

     5. No tenant shall in any way deface any part of the Project. No boring, cutting or stringing of wires or laying of linoleum or other similar floor coverings shall be permitted except with the prior written consent of Landlord as Landlord may direct.

     6. No bicycles, vehicles or animals of any kind shall be brought into or kept in or about the Premises and no cooking shall be done or permitted by any tenant on the Premises except that the preparation of coffee, tea, hot chocolate and similar items for the tenant and its employees and business visitors shall be permitted. No tenant shall cause or permit any unusual or objectionable odors to escape from the Premises.

     7. Except as may be specifically permitted by the Lease, the Premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the use of the Premises for general office purposes. No tenant shall occupy or permit any portion of his premises to be occupied as an office for a public stenographer or typist, or for the manufacture or sale of liquor, narcotics, or tobacco in any form, or as a medical office, or as a barber shop, manicure shop or employment agency. No tenant shall engage or pay any employees on the Premises except those actually working for such tenant on the Premises nor advertise for laborers giving an address at the Premises. The Premises shall not be used for lodging or sleeping or for any immoral or illegal purposes.

     8. No tenant shall make, or permit to be made any unseemly or disturbing noises, sounds or vibrations or disturb or interfere with occupants of this or neighboring buildings or premises or those having business with them whether by the use of any musical instruments, radio, phonograph, unusual noise, or in any other way.

     9.   No tenant shall throw anything out of doors or down the passageways.

     10. No tenant shall at any time bring or keep upon the Premises any inflammable, combustible or explosive fluid, chemical or substance except in such compliance with all federal, state and local laws. The tenant shall not do or permit anything to be done in the leased premises, or bring or keep anything therein, which shall in any way increase the rate of fire insurance on the Project, or on the property kept therein, or obstruct or interfere with the rights of other tenants, or in any way injure or annoy them, or conflict with the regulations of the Fire Department or the fire laws, or with any insurance policy upon the Project, or any part thereof, or with any rules and ordinances established by the Board of Health or other governmental authority.

     11. No additional locks or bolts of any kind shall be placed on any of the doors or windows by any tenant, nor shall any changes be made in existing locks or the mechanism thereof. Each tenant must, upon the termination of this tenancy, restore to Landlord all keys of stores, offices, and toilet rooms, either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys so furnished, such tenant shall pay to Landlord the cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such change.

     12. All removals, or the carrying in or out of any safes, freight, furniture or bulky matter of any description must take place during the hours which Landlord may determine from time to time. The moving of safes or other fixtures or bulky matter of any kind must be made upon previous notice to the manager of the Project and under his supervision, and the persons employed by any tenant for such work must be acceptable to Landlord. Landlord reserves the right to inspect all safes, freight or other bulky articles to be brought into the Project and to exclude from The Project all safes, freight or other bulky articles which violate any of these Rules and Regulations or the lease of which these Rules and Regulations are a part.

                                  EXHIBIT "C"

14.11     Exclusive Use.
          -------------

          Landlord shall not lease any other space in the Project to any other person whose business is that of a warehouse club store carrying substantially the same range of merchandise as Tenant.


IMPORTANT:
---------

Any additional provisions on any additional pages of this Exhibit "B" are incorporated herein by reference.


                                   "LANDLORD"

                                   INMOSTRAT CORPORATION,
                                   a Delaware corporation


                                        /s/ David Huyette
                                   By:  David Huyette

                                   Its: President



                                   "TENANT"

                                   COST U LESS, INC.,
                                   a Hawaii corporation


                                        /s/ Allan C. Youngberg
                                   By:  Allan C. Youngberg

                                   Its: Secretary/Treasurer

                                ESTOPPEL LETTER
                                ---------------

Sonora Plaza Partnership
2800 28th Street, Suite 222
Santa Monica, CA 90405

RE:  760 E. Mono Way, Sonora California
     ---
     Sonora, California (the "Premises")

Dear Sir or Madam:

     Inmostrat Corporation, as landlord (the "Landlord"), entered into a lease
     ---------------------
for the above-referenced Premises (the "Lease") with the undersigned, as tenant, dated August, 1993.
      ------------

     At the request of the Landlord, and knowing that you or your successors and assigns and all parties having any interest in the Premises are relying upon the accuracy of the information contained herein, and the undersigned certifies as follows:

     1. The Lease is in full force and effect, and Tenant is in actual possession of the Premises, except as follows: none.
                                               ----

     2. The Lease has not been modified, supplemented or amended in any way except as indicated therein or as follows: none.
                                           ----

     3. All work required by the Lease to be performed by the Landlord has been completed and is in accordance with the provisions of the Lease.

     4. (a) The fixed monthly rent recently payable under the terms of the Lease is $10,418.00.
           ---------

          (b) The fixed monthly rent payable under the terms of the Lease has been paid through October 31, 1995.
                  ----------------

          (c) All additional charges (rent or otherwise, i.e. taxes, insurance, common area maintenance, other escalations, if applicable) payable under the terms of the Lease has been paid through October 31, 1995.
                                         ----------------

          (d)  The Lease shall terminate on May 1, 2004.
                                            -----------

          (e)  the Lease contains 2, 5-year year options to renew on the
                                  ---------
following terms and conditions: fixed $15,048-1st 24 months, $16,205-36 months,
                                ----------------------------------------------
then "Fair Market".
------------------

     5. Except as set forth in the Lease, there are no claims, offsets, setoffs, rebates, concessions, abatements or defenses against or with respect to rent, additional rent or other sums payable under the terms of the Lease.

     6. There are no defaults under the terms of the Lease by the Landlord that have continued beyond the expiration of any applicable grace period provided for in the Lease for the cure thereof. There are no defaults under the terms of the Lease by the Tenant that have continued beyond the expiration of any applicable grace period provided for in the Lease for the cure thereof, except as follows: none.
                   ----

     7.   The amount of the security deposit under the Lease is $0.00.
                                                                 ----

     8. Tenant has no option or right to purchase the Premises or any part thereof.

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of the 26 day of October, 1995.

                                        Very truly yours,

                                        Cost U Less, Inc.
                                        -----------------

                                        By: /s/ Allan C. Youngberg
                                            ----------------------------
                                                VP-CFO

                                            Allan C. Youngberg
                                          ------------------------------
                                            (Printed Name and Title)

                            Tenant Estoppel Letter

October 17, 1995

Belgravia Capital Corporation
19900 MacArthur Boulevard, Suite 1100
Irvine, CA 92715

RE:  760 E. Mono Way, Sonora, California
     ---

Gentlemen:

     It is our understanding that you are about to make a loan to Sonora Plaza
                                                                  ------------
Partnership, the Landlord, or successor-in-interest to the landlord under our
-----------
lease, secured by a mortgage on the captioned premises and, as a condition precedent thereof, you have required this certification by the undersigned.

     The undersigned, as tenant under that certain lease made with Inmostrat
                                                                   ---------
Corporation, as landlord, dated August, 1993, (the "Lease"), hereby ratifies the
-----------                     ------------
Lease and certifies to you and your successors and assigns that:

     (a) the undersigned entered into occupancy of the premises described in the Lease on December 2, 1993;
             ----------------

     (b)  the fixed monthly rental presently payable under the Lease is
$10,418.00;
----------

     (c) the Lease is in full force and effect and, except as indicated above, has not been assigned, modified, supplemented or amended in any way and the undersigned has no notice of any assignment, pledge hypothecation by the landlord of the Lease or of the rentals thereunder;

     (d) a true and complete copy of the Lease (including all amendments and modification thereof) is attached hereto as Exhibit A;
                                            ---------

     (e) the Lease represents the entire agreement between the parties with respect to the above space in the above-mentioned building;

     (f)  the term of the Lease expires on May 1, 2004;
                                           -----------

     (g) all construction and other obligations of a material nature to be performed by the landlord under the Lease have been satisfied, except at follows: none;
         ----

Belgravia Capital Corporation
October 17, 1995
Page 2

     (h) any required payments by the landlord to the undersigned for tenant improvements have been made;

     (i) on this date there are no existing defenses or offsets which the undersigned has against the enforcement of the lease by the Landlord and the undersigned has no knowledge of any event which with the giving of notice, the passage of time or both would constitute a default under said Lease;

     (j) the undersigned is not entitled to any offsets, abatements, deductions or otherwise against the rent payable under the Lease from and after the date hereof, except as follows: none;
                           ----

     (k)  no rental, other than for the current month, has been paid in advance;

     (l) the amount of the security deposit presently held under the Lease is $0.00;
 ----

     (m) the rentals under the Lease have been paid through the month of October 31, 1995.
----------------

                                   Very truly yours,

                                   Cost U Less, Inc.
                                   -----------------

                                   By:  /s/ Allan C. Youngberg
                                        -----------------------

                                   Title:  VP-CFO
                                          ---------------------